NOTE PURCHASE AGREEMENT THIS NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of May 2, 2016 is made by and among DLH HOLDINGS CORP. (the “Company”), a New Jersey corporation and each party executing the Purchaser Signature Page attached hereto (individually, a “Purchaser” and, collectively, the “Purchasers”). BACKGROUND WHEREAS, upon the terms and subject to the conditions set forth herein, the Company wishes to sell and issue to each Purchaser, and each Purchaser desires to purchase, severally and not jointly, from the Company securities of the Company as more fully described in this Agreement. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows: ARTICLE I CERTAIN DEFINITIONS 1.1 Certain Definitions. In addition to the other terms specifically defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used herein: “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Board of Directors” means the board of directors of the Company or any authorized committee of the board of directors. “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close or be closed. “Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity. “Closing” means the closing of the purchase and sale of Securities pursuant to this Agreement. “Commission” means the United States Securities and Exchange Commission. “Event of Default” has the meaning given such term in the Subordinated Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. “GAAP” means generally accepted accounting principles in the United States as in effect from time to time. “Indebtedness” means, without duplication, with respect to any Person (the “subject Person”), all liabilities, obligations and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding purchases of property, product, merchandise and services in the ordinary course of business, but including (a) all obligations and liabilities of any Person secured by any lien on the subject Person’s property, even though the subject Person shall not have assumed or become liable for the payment thereof (except unperfected liens incurred in the ordinary course of business and not in connection with the borrowing of money); provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Indebtedness only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (b) all capital lease obligations and other obligations or liabilities created or arising under any conditional sale or other title retention agreement with respect to property used or acquired by the subject Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Indebtedness only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (c) all obligations and liabilities under guarantees; (d) the present value of lease payments due under synthetic leases; (e) all obligations and liabilities under any asset securitization or sale/leaseback transaction; and (f) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; provided, further, however, that in no event shall the term Indebtedness include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (b) or (d) above), reserves for deferred income taxes and investment credits, other deferred credits or reserves. “Majority in Interest” shall mean the holders of fifty-one percent (51%) or more of the outstanding principal amount of all then outstanding Subordinated Notes. “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, other than rights issued in connection with the Rights Offering. “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority. “Required Approvals” means (i) filings expressly required pursuant to this Agreement, (ii) application(s) to the Company’s principal Trading Market for the listing of the shares of Common Stock which may be issued pursuant to the terms of this Agreement for trading thereon in the time and manner required thereby; (iii) such filings as are required to be made under applicable federal and state securities laws; (iv) approvals or consents that have been made or obtained prior to or contemporaneously with the date of this Agreement; (v) filings pursuant to the Exchange Act; and (vi) the approval of the lender under the Senior Credit Facility, which has been made or obtained prior to or contemporaneously with the execution of this Agreement. “Securities” means the Subordinated Notes, the Warrants and the Warrant Shares. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Senior Credit Facility” means the secured loan arrangements comprised of (i) a $25,000,000 senior secured term loan and (ii) a $10,000,000 revolving credit facility entered into between the Company and the Senior Lender, as of May 2, , 2016, and as such arrangements may be amended or replaced from time to time. “Senior Lender” means initially, Fifth Third Bank (and its Affiliates), or such other lender or syndicate of lenders, or their assignees, as may subsequently provide the senior secured loans to the Company pursuant to the Senior Credit Facility. “Significant Subsidiary” has the meaning assigned to it under Rule 405 of the Securities Act. “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Subordinated Notes and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” payable in United States dollars and in immediately available funds. “Subordinated Notes” means the 4% Subordinated Notes due, subject to the terms therein, sixty six months from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto. “Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person. “Trading Day” means a day on which the principal Trading Market is open for trading. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board. “Transaction Agreements” means this Agreement, the Subordinated Notes, the Warrants and any other agreement or instrument executed by a party to this Agreement or in connection with the transactions contemplated hereunder. “VWAP” means the dollar volume-weighted average price for the Company’s Common Stock on the Nasdaq Capital Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Nasdaq Capital Market publicly announces is the official open of trading), and ending at

4:00:00 p.m., New York time (or such other time as the Nasdaq Capital Market publicly announces is the official close of trading), as reported by Bloomberg, L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as Nasdaq publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City Time (or such other time as Nasdaq publicly announces is the official close of trading), as reported by Bloomberg, L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg, L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the VWAP cannot be calculated for the Company’s Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock shall be the fair market value of the Company’s Common Stock on such date as determined by the Company’s Board of Directors in good faith. “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be in the form of Exhibit B attached hereto. “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants. ARTICLE II PURCHASE AND SALE OF NOTES AND WARRANTS 2.1 Purchase and Sale of Securities; Closing. (a) The Company is authorized to offer and sell to the Purchasers (i) an aggregate principal amount of $2,500,000 of Subordinated Notes, having the terms set forth in the form of Subordinated Note attached hereto as Exhibit A, and (ii) Warrants to purchase a maximum of 53,619 shares of Common Stock which warrants shall be exercisable at a per share exercise price equal to the VWAP of the Company’s Common Stock for the 20 consecutive Trading Days immediately preceding the Closing, and otherwise be substantially in the form attached hereto as Exhibit B. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of $2,500,000 in principal amount of the Subordinated Notes and the aggregate number of Warrants stated in the first sentence of this Section 2.1(a), which Subordinated Notes and Warrants shall be allocated among the Purchasers as set forth on the Purchasers’ respective signature pages hereto. If there shall be more than one Purchaser, each Subordinated Note and Warrant to be issued at the Closing shall be identical in all respects except for (i) the name of the Person to whom such Subordinated Note or Warrant is being issued, and (ii) the principal amount of each such Subordinated Note or number of shares of Common Stock issuable upon exercise of each such Warrant. (b) At the Closing, each Purchaser shall deliver its Subscription Amount by delivering to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser. At the Closing, the Company shall deliver to each Purchaser its respective Subordinated Note and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing of the purchase and sale of the Securities pursuant to this Agreement shall occur at the offices of Company’s counsel or such other location and on such Business Day as the parties shall mutually agree (the “Closing Date”). (c) Each Purchaser acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject a subscription for Subordinated Notes and Warrants, in whole, but not in part, at any time prior to the Closing. If a subscription is rejected in whole, any checks or other forms of payment delivered to the Company representing the Subscription Amount will be promptly returned to each Purchaser without interest or deduction. 2.2 Deliveries. (a) On or prior to the Closing Date (except as otherwise provided below), the Company shall deliver or cause to be delivered to each Purchaser the following: (i) this Agreement duly executed by the Company; (ii) a copy via pdf delivery of the executed Subordinated Note with a principal amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser, with the original to delivered within three Trading Days of the Closing (iii) a copy via pdf delivery of the executed Warrant registered in the name of such Purchaser to purchase such number of shares of Common Stock as is equal to the quotient obtained by dividing such Purchaser’s Subscription Amount by the initial exercise price of the Warrant issued to such Purchaser, with the original to be delivered within three Trading Days of the Closing; (iv) a certificate executed by the Chief Executive Officer of the Company in the form reasonably acceptable to the Purchasers; and (v) such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request. (b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following: (i) this Agreement duly executed by such Purchaser; (ii) such Purchaser’s Subscription Amount by wire transfer to the account designated by the Company for receipt of such funds; (iii) a fully completed and duly executed Accredited Investor Certification, substantially in the form attached hereto as Schedule A; and (iv) such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request. 2.3 Closing Conditions. (a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction, or the waiver by the Company, at or prior to the Closing, of each of the following conditions: (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless made as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; (iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and (iv) the Company shall have received all Required Approvals for the applicable Closing. .

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the satisfaction, or the waiver by such Purchaser, on or prior to such payment, of each of the following conditions: (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless made as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the relevant Closing Date shall have been performed; and (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; (iv) the Company shall have received all Required Approvals for the applicable Closing; and (v) the Senior Credit Facility shall have been executed and delivered by the parties thereto. ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows: (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below). For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business and/or financial condition of the Company and its Subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (A) a change in the market price or trading volume of the shares of Common Stock of the Company; or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole. (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the certificates or instruments representing the Subordinated Notes and the Warrants have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and the certificates representing the

Subordinated Notes and Warrants, when executed and delivered in accordance with the terms hereof, will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (c) Required Approvals; No Conflicts. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than the Required Approvals.. The execution and delivery by the Company of this Agreement and the certificates representing the Subordinated Notes and the Warrants, and the performance by the Company of its obligations hereunder and thereunder, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) subject to the Company obtaining the Required Approvals, conflict in any material respect with, or constitute a material default under (or an event that, with notice or lapse of time or both, would become a material default under), or give to others any rights of termination, amendment, acceleration or cancellation under (with or without notice, lapse of time or both), any agreement, credit facility, debt or other instrument evidencing a debt of the Company or other understanding to which the Company is a party, or by which any of its properties or assets is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any of its properties or assets is bound. (d) Capitalization. The Company is currently authorized to issue 40,000,000 shares of Common Stock, $0.001 par value per share, of which 9,716,929 shares are issued and outstanding on the date hereof, and 5,000,000 shares of Preferred Stock, $0.10 par value per share, of which no shares are issued and outstanding on the date hereof. All of the issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and were issued in full compliance with applicable state and federal securities laws and any rights of third parties. Except as may be described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. (e) Due Issuance. The Subordinated Notes and the Warrants to be issued and the shares of Common Stock to be issued upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with this Agreement and the Warrants, as the case may be, will be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens and will not be subject to pre-emptive or similar rights of stockholders of the Company. (f) Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Company’s reports filed with the SEC pursuant to the Exchange Act (the “SEC Reports”), there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined could have a Material Adverse Effect. (g) Material Liabilities and Indebtedness. Neither the Company nor any of its Significant Subsidiaries has any material liabilities or obligations which are not disclosed in the SEC Reports, other than the Acquisition (as defined in Section 4.4 below) and the Senior Credit Facility. Except as disclosed in the Company’s SEC Reports, the Company does not have any material outstanding Indebtedness as of the date of this Agreement. (h) Financial Statements. The financial statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2015 and in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2015, present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act). (i) No Defaults. Except as disclosed in the Company’s SEC Reports, the Company and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, in breach or violation of any of the terms and provisions of, or in default under (a) their charters and bylaws, (b) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over them, or any of their assets or properties, or (c) any agreement or instrument to which they are a party or by which they are bound or to which any of their assets or properties are subject, except, in the case of clauses (b) and (c) only, for such conflicts, breaches or violations as have not and could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. (j) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Company. (k) SEC Reports. The Company has filed on a timely basis all SEC Reports required to be filed pursuant to the Exchange Act and such SEC Reports conform in all material respects to the requirements of the Exchange Act and are true and correct in all material respects. Since the date of the most recent SEC Report filed by the Company there has been no event, change or circumstance relating to the Company or any of its Subsidiaries that would have been required to have been reported on a prior SEC Report if such event, change or circumstance had occurred on or prior to such SEC Report. (l) Full Disclosure. None of the representations and warranties in this Section 3.1, taking into account the schedules attached to this Agreement, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading. 3.2 Representations, Warranties and Acknowledgements of the Purchasers. (a) Organization; Authority. Each Purchaser certifies that it is resident in the jurisdiction set out on the face page of this Agreement. Such address was not created and is not used solely for the purpose of acquiring the Subordinated Notes and each Purchaser was solicited to purchase in such jurisdiction. In the case of a Purchaser that is not a natural person, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement, to subscribe for and purchase the Subordinated Notes as contemplated herein and to carry out its obligations hereunder, and (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate, partnership or other action on the part of such Purchaser. The Purchaser is duly authorized to execute and deliver this Agreement and all other necessary documentation. In the case of all Purchasers, whether or not a natural person, this Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of each such Purchaser, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (B) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (C) insofar as indemnification and contribution provisions may be limited by applicable law. (b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and each of the Transaction Agreements to which it is a party, and the consummation by the Purchaser of the transactions contemplated by this Agreement and each such Transaction Agreement, do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected. (c) No General Solicitation. The subscription for the Subordinated Notes and Warrants by each Purchaser has not been made through or as a result of, and the distribution of the Subordinated Notes and Warrants is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation. (d) Limited Representations. No Person has made any written or oral representations that (i) any Person will resell or repurchase the Subordinated Notes, the Warrants or the Warrant Shares, (ii) that any Person will refund all or any part of the Subscription Amount, or (iii) as to the future price or value of the shares of Common Stock of the Company. (d) Restricted Securities. Each Purchaser understands that the Subordinated Notes, the Warrants, and Warrant Shares will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Subordinated Notes, the Warrants, and Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser acknowledges that all certificates and instruments representing any of the Subordinated Notes, the Warrants, and Warrant Shares will bear a restrictive legend in a form as set forth below and hereby consents to the transfer agent for the Common Stock making a notation on its records to implement the restrictions on transfer described herein. Such Purchaser understands that except as provided herein: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, must be held indefinitely and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (except as provided elsewhere herein). (e) Certain Legends. Such Purchaser understands that the Securities are “restricted securities” and that the certificates or other instruments representing the Securities shall bear any applicable legend as required under U.S. federal securities laws and a restrictive legend in substantially the form set forth in Section 4.5 of this Agreement. Further, the Company may place a stop transfer order on its transfer books against the Warrant Shares if such is required in the reasonable opinion of counsel to the Company pursuant to applicable securities laws. Such stop order will be removed, and further transfer of such shares of Common Stock will be permitted, upon an effective registration of the Warrant Shares or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration. (f) Reliance on Representations. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the applicable schedules and exhibits in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth in such applicable schedules and exhibits which takes place prior to the Closing time. (g) Schedules. Each Purchaser acknowledges that this Agreement and the Schedules attached hereto require the Purchaser to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the transactions contemplated by this Agreement, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Subordinated Notes under the securities laws applicable in the United States and other applicable securities laws, preparing and registering certificates representing the Subordinated Notes and Warrants and completing filings required by any stock exchange or securities regulatory authority. The Purchaser’s personal information may be disclosed by the Company to: (a) stock exchanges or securities regulatory authorities, and (b) any of the other parties to this Agreement, such parties’ respective legal counsel and may be included in record books in connection with the Offering. By executing this Agreement, the Purchaser is deemed to be consenting to the foregoing collection, use and disclosure of the Purchaser’s personal information; provided, that in the event of a disclosure pursuant to clause (a) of the preceding sentence, the Company shall (to the extent it is legally permitted), use commercially reasonable efforts to give such Purchaser advance notice of any required disclosure. The Purchaser also consents to the filing of copies or originals of any of the Purchaser’s documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. (h) No Public Sale or Distribution. Each Purchaser will be acquiring the Securities in the ordinary course of business for his, her or its account and not for the benefit of any other Person and not with a view towards, or for resale in connection with, the public sale or distribution thereof, and the

Purchaser covenants that it will not resell the Subordinated Notes the Warrants, or shares of Common Stock except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal and state securities laws. Such Purchaser has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (i) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be either (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Neither the Purchaser nor any director, executive officer, other member or officer of the Purchaser participating in the transactions contemplated by this Agreement, any beneficial owner of 20% of more of the Purchaser’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Purchaser in any capacity at the time of sale (each a “Purchaser Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (3) (provided that the foregoing exception shall not be available hereunder with respect to Rule 506(d)(2)(iv) for any Disqualification Event of which the Company did not know as a result of the Purchaser’s failure to disclose such Disqualification Event to the Company as otherwise required by this Section 3.2). Such Purchaser has exercised reasonable care to determine (i) the identity of each person that is a Purchaser Covered Person and (ii) whether any Purchaser Covered Person is subject to a Disqualification Event. (j) Experience of Purchaser. There are risks associated with the purchase of and investment in the Subordinated Notes, the Warrants, and shares of Common Stock of the Company, and the Purchaser, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and making his, her or its Subscription Amount and the merits and risks of the prospective investment in the Subordinated Notes, the Warrants, and shares of Common Stock of the Company, and such Purchaser has so evaluated such merits and risks. Such Purchaser understands that he, she or it must bear the economic risk of an investment in the Subordinated Notes, the Warrants, and shares of Common Stock of the Company, if any, indefinitely and is able to bear such risk and to afford a complete loss of such investment. (k) Access to Information. Such Purchaser acknowledges that he, she or it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Subordinated Notes and Warrants, (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Securities and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision. The Purchaser is not purchasing the Subordinated Notes and Warrants based on knowledge of material information concerning the Company that has not been generally disclosed. Such Purchaser and its advisors, if any, in acquiring the Securities, have relied solely on their independent investigation of the Company and have been afforded the opportunity to ask questions of the

Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. (l) No Governmental Review. Each Purchaser understands that no United States federal or state agency, or any other government or governmental agency has reviewed or passed on or made, or will pass on or make, any recommendation or endorsement of the Subordinated Notes, the Warrants, or shares of Common Stock of the Company or the fairness or suitability of the prospective investment in the Subordinated Notes, the Warrants, or shares of Common Stock of the Company. (m) Aggregate Investment. Each Purchaser understands that his, her or its subscription for the Subordinated Notes and Warrants forms part of a larger offering of Subordinated Notes and Warrants by the Company for gross proceeds to the Company of $2,500,000. (n) Securities Transactions. No Purchaser has engaged, directly or indirectly, and no Person or entity acting on behalf of or pursuant to any understanding with such Purchaser has engaged, in any purchases or sales of any securities of the Company since the time such Purchaser was first contacted by the Company, or by any other Person or entity, regarding an investment in the Company, including this Agreement and the transactions contemplated herein. (o) No Legal, Tax or Investment Advice. Each Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Subordinated Notes, the Warrants, and Warrant Shares, constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances. The Purchaser is not relying on the Company or its counsel in this regard. ARTICLE IV OTHER AGREEMENTS AND COVENANTS 4.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with its terms. 4.2 Piggyback Registration Rights. Each Purchaser and the Company agree that the Purchasers shall be entitled to the registration rights with respect to the Securities as set forth in this Section 4.2. (a) Definition of Registrable Securities. As used in this Section 4.2, the term “Registrable Security” means each of the shares of Common Stock which may be issued upon the exercise of the Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been and remains effectively registered under the Securities Act and disposed of pursuant thereto; (B) in the opinion of counsel to the Company, registration under the Securities Act is no longer required for subsequent public distribution of such security pursuant to Rule 144 promulgated under the Securities Act, or otherwise; or

(C) it has ceased to be outstanding. The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.” In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate to prevent any dilution or increase of the rights granted pursuant to this clause (a) as determined in good faith by the Board of Directors. (b) Piggyback Registration Rights. As used herein, a “Registration Statement” shall mean any registration statement filed by the Company with the Commission under the Securities Act at any time or from time to time while any Registrable Securities remain outstanding; provided, however, that a Registration Statement for the purposes hereof shall not include: (A) any registration statement (or amendment thereto) filed by the Company in respect of a rights offering to be undertaken by the Company and completed within 150 days of the Closing; (B) a registration relating to employee benefit plans (whether effected on Form S-8 or its successor); or (C) a registration effected on Form S-4 (or its successor). If at any time or from time to time while any Registrable Securities remain outstanding, the Company shall determine to register or shall be required to register any of its Common Stock, other than pursuant to a Registration Statement excluded from the definition of “Registration Statement” set forth in the preceding sentence, whether or not for its own account, the Company shall: (i) provide to each Purchaser written notice thereof at least ten days prior to the filing of the Registration Statement by the Company in connection with such registration; (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Purchaser received by the Company within five days after the Company mails the written notice referred to above. The Company may withdraw the registration at any time. If a registration covered by this Section 4.2 is an underwritten registration on behalf of the Company, and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (1) first, the securities the Company proposes to sell, (2) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the selling Purchasers and any other selling security holders on the basis of the number of shares owned by each such Purchaser and other selling security holder. The Purchasers’ right to have Registrable Securities included in the first registration statement filed by the Company may be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Purchasers, but such deferral shall be only to the extent of such required exclusion as determined by the underwriter; and (iii) if the registration is an underwritten registration, each Purchaser of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Purchaser that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires. (c) Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company and Purchaser covenant and agree as follows: (i) The foregoing registration rights shall be contingent on the Purchasers furnishing the Company with such appropriate information as the Company shall reasonably request, including (A) such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if it elects to have any of the Registrable Securities included in the Registration Statement. Each Purchaser agrees to furnish to the Company a completed selling security holder questionnaire (a “Questionnaire”) in the form provided to it by the Company not less than two Business Days prior to the filing date of such Registration Statement. The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement and shall not be required to pay any damages to such Purchaser who fails to furnish to the Company a fully completed Questionnaire at least two Business Days prior to the filing date. The Company may require each selling Purchaser to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by it and, if required by the Commission, the natural persons thereof that have voting and dispositive control over its shares of Common Stock. (ii) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Holder agrees that, upon receipt of any notice from the Company that it must suspend sales of Common Stock pursuant to the Registration Statement, it will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made. (iii) Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement. (iv) The Company shall indemnify each Purchaser of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (v) below. (v) Each Purchaser owning Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished by or on behalf of such Purchaser, or their successors or assigns, for inclusion in such registration statement, or (B) as a result of use by the Purchaser of a registration statement that the Purchaser was advised by the Company in writing to discontinue.

4.3 Securities Laws Disclosure. (a) The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement as an exhibit thereto. (b) So long as the Purchasers own any of the Securities, the Company shall continue to timely file all SEC Reports required by the Exchange Act. 4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general business and working capital purposes, including the payment of a portion of the purchase price of the Company’s acquisition of Danya International, LLC (the “Acquisition”) or expenses related thereto. 4.5 Transfer Restrictions. (a) The Subordinated Notes, Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an affiliate of a Purchaser or to an entity managed by a Purchaser (provided, in such case the prospective transferee agrees in all such instances in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.5 or applicable securities laws, of a legend on any of the Securities substantially in the following form (and a stop-transfer order may be placed against transfer of such certificates): [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. (c) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company (i) that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and (ii) that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities is predicated upon the Company’s reliance upon this understanding.

4.6 Rights Offering. The Company agrees to use it best efforts to effectuate a rights offering to its shareholders of at least $2,500,000 of gross proceeds (the “Rights Offering”) as soon as practicable after the closing of the Acquisition. Purchaser understands that the final terms of the Rights Offering are subject to market conditions; however, the Company agrees that the exercise price of the purchase rights to be distributed to shareholders in the Rights Offering will not exceed the initial exercise price of the Warrants without the consent of the Purchaser. In the event the Company commences a Rights Offering, the Purchasers (or one or more entities Affiliated with the Purchasers) shall use their commercially reasonable efforts to negotiate and enter into a Standby Purchase Agreement pursuant to which the Purchasers (or their Affiliates) will exercise such number of purchase rights as shall equal, in the aggregate, $2,500,000, less the amount of the aggregate exercise price received by the Company in the Rights Offering from the exercise of the purchase rights by the Company’s shareholders other than the Purchasers and their Affiliates; provided, however, that such Standby Purchase Agreement and the obligations of the Purchasers thereunder shall terminate in the event that the Company materially breaches this Agreement or any representation or warranty made by the Company in this Agreement or in the other agreements entered into in connection herewith shall have been incorrect in any material respect when made or deemed made or there has been an Event of Default under the Subordinated Note. The Company acknowledges and agrees that the proceeds from the Rights offering will first be used by the Company to repay all principal and accrued interest on the Subordinated Notes; provided, however, that is such proceeds are less than the aggregate amount of outstanding principal and accrued interest on the Subordinated Notes, the Company shall repay the Subordinated Notes on a pro rata basis. 4.7 Right of First Offer. (a) Subject to the terms and conditions of this Section 4.7 and applicable securities laws, if at anytime commencing on the Closing and ending on a date which is the earlier of (i) the Accelerated Payment Date of the Subordinated Notes or (ii) the Maturity Date of the Subordinated Notes, the Company proposes to offer or sell any New Securities, the Company shall notify each Purchaser of the proposed terms of the offer of such New Securities. The Company shall give notice (the “Offer Notice”) to each Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities. (b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Purchaser may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals up to that portion of such New Securities which equals the proportion that the Common Stock held by such Purchaser Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, convertible securities then held by such Purchaser) bears to the total Common Stock of the Company then outstanding of a fully diluted basis . At the expiration of such twenty (20) day period, the Company shall promptly notify each Purchaser that elects to purchase or acquire all the New Securities available to it (each, a “Fully Exercising Purchaser”) of any other Purchaser’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Purchaser may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of New Securities specified above, up to that portion of the New Securities for which Purchasers were entitled to subscribe but that were not subscribed for by the non subscribing Purchasers hereunder. The closing of any sale pursuant to this Section 4.7(b) shall occur within the later of sixty (60) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.7(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.7(b), the Company may, during the one hundred eighty (180) day period following the expiration of the periods provided in Section 4.7(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Purchasers in accordance with this Section 4.7. (d) The right of first offer in this section 4.7 shall not be applicable to any Exempt Issuance as defined in the Warrants. ARTICLE V INDEMNIFICATION 5.1 Survival of Representations; Indemnity. (a) Survival. All representations and warranties herein shall survive the execution and delivery of this Agreement and the payment by each of the Purchasers of his, her or its Subscription Amount for a period of 18 months from the Closing Date. (b) Indemnification. (i) The Company agrees to indemnify and hold harmless each Purchaser, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (A) any breach or default in the performance by the Company of any covenant or agreement made by the Company in the this Agreement or in the other Transaction Agreements; (B) any breach of warranty or representation made by the Company in this Agreement or in the other Transaction Agreements; and (C) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing. (ii) Each Purchaser agrees to indemnify and hold harmless the Company, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of: (A) any breach or default in the performance by such Purchaser of any covenant or agreement made by such Purchaser in this Agreement or in the other Transaction Agreements; (B) any breach of warranty or representation made by such Purchaser in this Agreement or in the other Transaction Agreements; and (C) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing. ARTICLE VI GENERAL 6.1 Termination. If the Closing has not been consummated on or before May 15, 2016, this Agreement may be terminated (a) by any Purchaser (except where any such Purchaser is in breach of this Agreement or has failed to perform or satisfy any closing condition applicable to it), as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or (b) by the Company (except for any breach by it or failure to perform or satisfy any closing condition applicable to it), by written notice to the other parties; provided, however, that such termination will not affect the right of any non-breaching party to sue or seek specific performance for any breach by any other party (or parties). If the proposed Acquisition has been terminated or abandoned prior to the Closing, this Agreement may be terminated by any Purchaser or by the Company. 6.2 Confidentiality. The Purchasers acknowledge that due to certain of the covenants contained herein or in the Subordinated Note, from time to time the Purchasers may come into possession of confidential information of the Company, including material, non-public information relating to the Company. The Purchasers hereby agree that (i) they shall keep all such information strictly confidential, applying, at a minimum, the same degree of care as it does to protect its own confidential information of a similar nature; (ii) shall only use such information in connection with the transactions contemplated by this Agreement; and (iii) shall not disclose any of such information other than: (a) to the Purchaser’s employees, representatives, directors, attorneys, auditors, or Affiliates who are advised of the confidential nature of such information (so long as any of the foregoing persons agree to be bound by the provisions of this Section), (b) to the extent such information presently is or hereafter becomes available on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities law), regulation, subpoena or judicial order or any administrative body or commission to whose jurisdiction the Purchasers are subject (provided that notice of such requirement or order shall be promptly furnished to the Company in advance of such disclosure), (d) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this Section, or (e) with the Company’s prior written consent. The Purchasers agree to be responsible for any breach of this agreement by any of the persons identified in Section 6.2(iii). The Purchasers are aware that, under certain circumstances, the United States securities laws may prohibit a Person who has received material, non-public information from an issuer from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such other Person is likely to purchase or sell such securities. 6.3 Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company and a Majority in Interest, or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided that, in the case of waiver by or on behalf of all of the Purchasers, such written instrument shall be signed by Purchasers representing a Majority in Interest; and provided, further that that any amendment that would (i) change the maturity of the principal of or any installment of interest on any of the Subordinated Notes, (ii) reduce the principal amount of, or any premium or interest on any Subordinated Note, (iii) reduce the percentage in aggregate principal amount of Subordinated Notes outstanding necessary to modify or amend the Subordinated Notes; or (iv) modify this Section 6.3 shall, in each case, require the approval of the holder of each Purchaser to which such amendment shall apply. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. 6.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 6.4 prior to 5:00 p.m. (Eastern time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 6.4 on a day that is not a Business Day or later than 5:00 p.m. (Eastern time) on any Business Day, (c) the Business

Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and e- mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto. 6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. 6.6 Entire Agreement. This Agreement, together with the Subordinated Notes and Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits. At or after the Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder. 6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. 6.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person or entity. 6.9 Governing Law; Venue. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS OF THE CITY OF NEW YORK IN THE STATE OF NEW YORK FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE SECURITY AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. 6.10 Execution. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof. 6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement. 6.12 Interpretation. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”. [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. DLH HOLDINGS CORP. Address for Notice: DLH Holdings Corp. 3565 Piedmont Road, NE Building 3, Suite 700 Atlanta, GA 30305 Attn: Chief Executive Officer By:_/s/ Zachary C. Parker_______________________ Name: Zachary C. Parker Title: Chief Executive Officer and President With a copy to (which shall not constitute notice): Becker & Poliakoff, LLP 45 Broadway, 8th Floor New York, NY 10006 Attn: Michael Goldstein Fax: 212-557-0295 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOR PURCHASER FOLLOWS]

Purchaser Signature Page By his, her or its execution and delivery of this signature page, the Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement (the “Purchase Agreement”), by and among DLH HOLDINGS CORP., the Purchasers (as defined therein) and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof. Name of Purchaser: Wynnefield Small Cap Value Offshore Fund Ltd Signature of Authorized Signatory of Purchaser: _/s/ Nelson Obus______________________ Name of Authorized Signatory: ___/s/ Nelson Obus________________________________ Title of Authorized Signatory: ________________________________________________ Email Address of Authorized Signatory:_________________________________________ Facsimile Number of Authorized Signatory: _______________________________________ EIN Number: ________________________________ Address for Notices to Purchaser: _______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________ Address for Delivery of certificated Securities for Purchaser (if not same as address for notices): _______________________________________ _______________________________________ _______________________________________ Subscription Amount: $500,000.00 Securities Purchased, comprised of: Principal Amount of Notes: $500,000.00 No. of Common Stock Warrants: 10,724

Purchaser Signature Page By his, her or its execution and delivery of this signature page, the Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement (the “Purchase Agreement”), by and among DLH HOLDINGS CORP., the Purchasers (as defined therein) and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof. Name of Purchaser: Wynnefield Partners Small Cap Value, LP Signature of Authorized Signatory of Purchaser: _/s/ Nelson Obus______________________ Name of Authorized Signatory: ___/s/ Nelson Obus________________________________ Title of Authorized Signatory: ________________________________________________ Email Address of Authorized Signatory:_________________________________________ Facsimile Number of Authorized Signatory: _______________________________________ EIN Number: ________________________________ Address for Notices to Purchaser: _______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________ Address for Delivery of certificated Securities for Purchaser (if not same as address for notices): _______________________________________ _______________________________________ _______________________________________ Subscription Amount: $800,000.00 Securities Purchased, comprised of: Principal Amount of Notes: $800,000.00 No. of Common Stock Warrants: 17,694

Purchaser Signature Page By his, her or its execution and delivery of this signature page, the Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement (the “Purchase Agreement”), by and among DLH HOLDINGS CORP., the Purchasers (as defined therein) and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof. Name of Purchaser: Wynnefield Small Cap Value LP, I Signature of Authorized Signatory of Purchaser: _/s/ Nelson Obus______________________ Name of Authorized Signatory: ___/s/ Nelson Obus________________________________ Title of Authorized Signatory: ________________________________________________ Email Address of Authorized Signatory:_________________________________________ Facsimile Number of Authorized Signatory: _______________________________________ EIN Number: ________________________________ Address for Notices to Purchaser: _______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________ Address for Delivery of certificated Securities for Purchaser (if not same as address for notices): _______________________________________ _______________________________________ _______________________________________ Subscription Amount: $1,200,000.00 Securities Purchased, comprised of: Principal Amount of Notes: $1,200,000.00 No. of Common Stock Warrants: 25,201

SCHEDULE A ACCREDITED INVESTOR CERTIFICATE This Accredited Investor Certificate is being delivered to the Company pursuant to the Purchase Agreement. Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Purchase Agreement. Investor agrees to furnish any additional information the Company deems necessary in order to verify the information provided below. The Purchaser hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the Purchaser’s suitability for investment in the Loan and investment, if any, in the Securities pursuant to the Securities Purchase Agreement (collectively, the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the Purchaser: Category I The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding the value of such Purchaser’s principal residence). Category II The Purchaser is a corporation, partnership, business trust or a non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000. Category III The Purchaser is an individual (not a partnership, corporation, etc.) who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the Purchaser’s spouse or other family members and any unrealized capital appreciation); Or The Purchaser is an individual (not a partnership, corporation, etc.) who, together with his or her spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses). Category IV The Purchaser is a director or executive officer of the Company. Category V The Purchaser is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000. Describe entity:

Category VI The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940. Category VII The Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (a person who either alone or with his or her purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment). A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed. Category VIII The Purchaser is a self directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above. Category IX The Purchaser is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above. If relying upon this category alone, each equity owner must complete a separate copy of this agreement. Describe entity: Category X The Purchaser does not come within any of the Categories I – IX set forth above.

EXHIBIT A FORM OF SUBORDINATED NOTE

EXHIBIT B FORM OF WARRANT